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                                                                    EXHIBIT 99.2


                             NATIONAL-OILWELL, INC.

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Steven W. Krablin, principal financial officer of National-Oilwell, Inc., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of National-Oilwell, Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the National-Oilwell, Inc.'s audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the year ended December 31, 2001 of National-Oilwell, Inc., as filed with the Commission;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of National-Oilwell, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


/s/ Steven W. Krablin
--------------------------
Steven W. Krablin                                     Subscribed and sworn to
Principal Financial Officer                           before me this 12th day of
National-Oilwell, Inc.                                August 2002.

Date:  August 12, 2002
                                                      /s/ Marilyn M. Weaver
                                                      --------------------------
                                                      Marilyn M. Weaver
                                                      Notary Public
                                                      My Commission Expires:
                                                      October 5, 2002